UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was sent to certain registered holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited: Teva Pharmaceutical Industries Limited VOTE Online Go to www.investorvote.com/teva or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 8 a.m., Eastern Time, on June 5, 2024. Teva Pharmaceutical Industries Limited Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 6, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This is not a votable ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting of shareholders and proxy statement and annual report to shareholders are available at: www.investorvote.com/teva Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/teva. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the Proxy Materials — If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 16, 2024 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. 03ZMKC

Shareholder Meeting Notice Teva Pharmaceutical Industries Limited’s Annual Meeting of Shareholders to be held on Thursday, June 6, 2024 at 4:00 p.m. (local time), 9:00 a.m. (Eastern time), in a virtual format only (the “Annual Meeting”). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Teva’s Board of Directors recommends that you vote FOR Proposals 1A, 1B, 1C, 1D, 2 and 4, and 1 YEAR with respect to Proposal 3: 1. Election of Directors A. To appoint Prof. Varda Shalev to serve as a director until Teva’s 2026 annual general meeting of shareholders. B. To appoint Rosemary A. Crane to serve as a director until Teva’s 2027 annual general meeting of shareholders. C. To appoint Gerald M. Lieberman to serve as a director until Teva’s 2027 annual general meeting of shareholders. D. To appoint Prof. Ronit Satchi-Fainaro to serve as a director until Teva’s 2027 annual general meeting of shareholders. 2. To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers. 3. To recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years. 4. To appoint, Kesselman & Kesselman, a member of PriceWaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2025 annual meeting of shareholders. In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2023. PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to vote at the Annual Meeting through the online meeting platform, you must present your Teva ADSs for cancellation and withdrawal of the corresponding Teva ordinary shares in time to be a shareholder of Teva as of the record date on April 30, 2024. PLEASE NOTE: In order for your ADS votes to be counted, you must be an ADS holder as of April 30, 2024. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet — Go to www.investorvote.com/teva. — Phone — Call us free of charge at 1-866-641-4276. — Email — Send an email to investorvote@computershare.com with “Proxy Materials Teva Pharmaceutical Industries Limited” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 16, 2024.

The following communication was sent to certain beneficial holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited: Your Vote Counts! TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2024 Annual Meeting Vote by June 04, 2024 11:59 PM ET You invested in TEVA PHARMACEUTICAL INDUSTRIES LIMITED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 06, 2024. Get informed before you vote View the Form 10-K, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote in Person at the Meeting* June 06, 2024 9:00 AM EST VIRTUAL *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Check this box if you plan to attend the meeting and vote your shares.To ensure entry, you should review the meeting attendance requirements in the proxy statement. TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2024 Annual Meeting Vote by June 04, 2024 11:59 PM ET Voting Items Board Recommends Voting Options 1A To appoint Prof. Varda Shalev, to serve as a director until Teva’s 2026 annual general meeting of shareholders. 1B To appoint Rosemary A. Crane, to serve as a director until Teva’s 2027 annual general meeting of shareholders. 1C To appoint Gerald M. Lieberman, to serve as a director until Teva’s 2027 annual general meeting of shareholders. 1D To appoint Prof. Ronit Satchi-Fainaro, to serve as a director until Teva’s 2027 annual general meeting of shareholders. 2 To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers. 3 To recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years. Year 1 Year 2 Years 3 Years. 4 To appoint, Kesselman & Kesselman, a member of PriceWaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2025 annual meeting of shareholders. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For 1 Year For For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. Signature Date

The following communication was sent to certain holders of its ordinary shares by Teva Pharmaceutical Industries Limited:

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

2024 ANNUAL MEETING OF SHAREHOLDERS

June 6, 2024

4:00 p.m. (Israel time), 9:00 a.m. (Eastern time)

Virtual format only

Participation instructions for the Teva Pharmaceutical Industries Limited
2024 Annual Meeting of Shareholders and information on how to vote through the online meeting platform are available in the proxy statement which can be viewed at
www.tevapharm.com/2024proxymaterials.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 6, 2024.

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited (“Teva”) will be held in a virtual format on June 6, 2024 at 4:00 p.m. (Israel time) / 9:00 a.m. (Eastern time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a form for voting.

The Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report are available at www.tevapharm.com/2024proxymaterials.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 16, 2024 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

Matters intended to be acted upon at the meeting are listed below.

1.

To appoint the following persons to Teva’s Board of Directors: Prof. Varda Shalev to serve as a director until Teva’s 2026 annual meeting of shareholders, and Rosemary A. Crane, Gerald M. Lieberman and Prof. Ronit Satchi-Fainaro to serve as directors until Teva’s 2027 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.	To recommend, on a non-binding advisory basis, to hold a non-binding, advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years.

4.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until Teva’s 2025 annual meeting of shareholders.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2023.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 4.

The Board of Directors recommends that you vote One Year with respect to proposal 3.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

•	Telephone – Call our proxy solicitor, Innisfree M&A, Inc., toll free within the U.S. and Canada at +1 (877) 825-8964 or outside the U.S. at + 1 (412) 232-3651. In Israel, call us at +972 (3) 914-8262.

•	Email – Send us an email at TevaIR@tevapharm.com. The email must include:

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent”.

In order to ensure timely delivery, you must request the information no later than May 16, 2024.

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